FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2020
Disclosure of notes and other explanatory information [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
1)    Financial risk factors
Ternium’s activities expose the Company to a variety of risks: market risk (including the effects of changes in foreign currency exchange rates, interest rates and commodities prices), credit risk and liquidity risk.
Ternium’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance. Ternium’s subsidiaries may use derivative financial instruments to hedge certain risk exposures.
1.1) Market Risk
(i) Foreign exchange rate risk
Ternium operates and sells its products in different countries, and as a result is exposed to foreign exchange rate volatility. Ternium’s subsidiaries may use derivative contracts in order to hedge their exposure to exchange rate risk derived from their trade and financial operations.
Ternium’s foreign exchange policy is to minimize the negative impact of fluctuations in the value of other currencies with respect to the U.S. dollar. Ternium’s subsidiaries monitor their net cash flows in currencies other than the U.S. dollar, and analyze potential hedging according to market conditions. This hedging can be carried out by netting positions or by financial derivatives. However, regulatory or legal restrictions in the countries in which Ternium’s subsidiaries operate, could limit the possibility of the Company carrying out its hedging policy.
Ternium has foreign operations, whose net assets are exposed to foreign currency translation risk, some of which may impact net income.
The following table shows a breakdown of Ternium’s assessed financial position exposure to currency risk as of December 31, 2020.

Exposure to functional currency	$ million

EU euro (EUR)	(98)
Argentine peso (ARS)	101
Mexican peso (MXN)	(591)
Brazilian real (BRL)	111
Colombian peso (COP)	(21)
Other currencies	(2)
28.    FINANCIAL RISK MANAGEMENT (continued)

The main relevant exposures correspond to:
(a)Argentine peso vs. U.S. dollar
If the Argentine peso had weakened by 1% against the U.S. dollar, it would have generated a pre-tax loss of $1.0 million as of December 31, 2020, and a pre-tax loss of $0.6 million as of December 31, 2019.
(b)Mexican peso vs. U.S. dollar
If the Mexican peso had weakened by 1% against the U.S. dollar, it would have generated a pre-tax gain of $5.9 million and $5.6 million as of December 31, 2020 and 2019, respectively.

(c)Colombian peso vs. U.S. dollar
If the Colombian peso had weakened by 1% against the U.S. dollar, it would have generated a pre-tax gain of $0.2 million and a pre-tax gain of $0.3 million as of December 31, 2020 and 2019, respectively.

(d) Brazilian real vs. U.S. dollar
If the Brazilian real had weakened by 1% against the U.S. dollar, it would have generated a pre-tax loss of $1.1 million and a pre-tax gain of $1.8 million as of December 31, 2020 and 2019, respectively.

We estimate that if the Argentine peso, Mexican peso, Colombian peso and Brazilian real had weakened simultaneously by 1% against the U.S. dollar with all other variables held constant, total pre-tax income for the year would have been $4.0 million higher ($7.1 million higher as of December 31, 2019), as a result of foreign exchange gains/losses on translation of U.S. dollar-denominated financial position, mainly trade receivables, trade payables, lease liabilities, borrowings and other liabilities.
Considering the same variation of the currencies against the U.S. dollar of all net investments in foreign operations amounting to $423 million, the currency translation adjustment included in total equity would have been $4.2 million lower, arising mainly from the adjustment on translation of the equity related to the Brazilian real during the year 2020.
(ii) Interest rate risk
Ternium manages its exposure to interest rate volatility through its financing alternatives and hedging instruments. Borrowings issued at variable rates expose the Company to the risk of increased interest expense in the event of a raise in market interest rates, while borrowings issued at fixed rates expose the Company to a variation in its fair value. The Company’s interest-rate risk mainly arises from long-term borrowings that bear variable-rate interest that is partially fixed through different derivative transactions, such as interest rate swaps.
Ternium’s nominal weighted average interest rate for its debt instruments, which do not include neither the effect of derivative financial instruments, nor the devaluation of the local currencies, was 1.43% and 2.94% for 2020 and 2019, respectively. These rates were calculated using the rates set for each instrument in its corresponding currency and weighted using the dollar-equivalent outstanding principal amount of each instrument.
Ternium’s total variable interest rate debt amounted to $1,593 million (92.5% of total borrowings) at December 31, 2020 and $2,023 million (92.4% of total borrowings) at December 31, 2019.
If interest rates on the aggregate average notional of U.S. dollar denominated borrowings held during 2020, excluding borrowings with derivatives contracts mentioned in Note 21 (a), had been 100 basis points higher with all other variables held constant, total pre-tax income for the year ended December 31, 2020 would have been $20.3 million lower ($22.4 million lower as of December 31, 2019).
1.2) Credit risk
Credit risk arises from cash and cash equivalents, deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables and committed transactions. Ternium’s subsidiaries have credit guidelines in place to ensure that derivative and treasury counterparties are limited to high credit quality financial institutions.
Ternium invests in financial assets with a minimum credit rating of investment grade established by an international qualification agency renowned in the financial market, in line with corporate investment portfolio policies. Approximately 61.1% of the Company’s liquid financial assets correspond to investment grade rated instruments as of December 31, 2020, in comparison with approximately 92.6% as of December 31, 2019. The investments in financial assets are as follows:

	At December 31, 2020	At December 31, 2019

Cash and cash equivalents	537,882	519,965

Other Investments - Current and Non-Current	816,157	215,273
Fixed Income (time-deposit, zero-coupon bonds, commercial papers)	579,917	176,470
Deposit certificates	451,857	160,933
Commercial papers	128,060	15,537
Bonds and other fixed income	233,611	38,803
Non - U.S. government securities	135,671	914
Corporate securities	97,940	37,889
Other notes	2,629	—
Ternium has no significant concentrations of credit risk from customers. No single customer accounts for more than ten percent of Ternium’s sales. Ternium’s subsidiaries have policies in place to ensure that sales are made to customers with an appropriate credit history, and that credit insurances, letters of credit or other instruments are requested to reduce credit risk whenever deemed necessary. The subsidiaries maintain allowances for potential credit losses. The utilization of credit limits is regularly monitored.
Trade and other receivables are carried at face value less allowance for doubtful accounts, if applicable. This amount does not differ significantly from fair value. The other receivables do not contain significant impaired assets.
As of December 31, 2020, trade receivables total $918.4 million ($950.6 million as of December 31, 2019). These trade receivables are collateralized by guarantees under letter of credit and other bank guarantees of $1.3 million ($3.4 million as of December 31, 2019), credit insurance of $422.8 million ($469.3 million as of December 31, 2019) and other guarantees of $7.3 million ($16.4 million as of December 31, 2019).
As of December 31, 2020, trade receivables of $892.3 million ($877.2 million as of December 31, 2019) were fully performing.
As of December 31, 2020, trade receivables of $36.6 million ($86.3 million as of December 31, 2019) were past due (mainly up to 180 days).
28.    FINANCIAL RISK MANAGEMENT (continued)

The amount of the allowance for doubtful accounts was $10.5 million as of December 31, 2020 ($13.0 million as of December 31, 2019).
The carrying amounts of the Company’s trade and other receivables as of December 31, 2020, are denominated in the following currencies:

Currency	$ million

US dollar ($)	798
EU euro (EUR)	14
Argentine peso (ARS)	12
Mexican peso (MXN)	160
Brazilian real (BRL)	397
Colombian peso (COP)	68
Other currencies	1

1,450
1.3)    Liquidity risk
Management maintains sufficient cash and marketable securities and credit facilities to finance normal operations. Management monitors rolling forecasts of the group’s liquidity reserve on the basis of expected cash flow.
The table below analyses financial liabilities into relevant maturity groups based on the remaining period at the date of the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

$ million	2021	2022	2023	2024	Thereafter

Borrowings	396	660	137	521	9
Interests to be accrued (1)	26	17	9	4	—
Trade payables and other liabilities	1,024	13	8	7	38
Lease liabilities	42	42	42	28	140

Total	1,488	732	196	560	187
(1) These amounts do not include the effect of derivative financial instruments.
As of December 31, 2020, total borrowings less cash and cash equivalents and other current and non-current investments amounted to $371.5 million.
1.4)    Capital risk
Ternium seeks to maintain an adequate debt/equity ratio considering the industry and the markets where it operates. The year-end ratio debt over debt plus equity is 0.17 and 0.22 as of December 31, 2020 and 2019, respectively. The Company does not have to comply with regulatory capital adequacy requirements as known in the financial services industry.
2)    Financial instruments by category and fair value hierarchy level
The accounting policies for financial instruments have been applied to the line items below. According to the scope and definitions set out in IFRS 7 and IAS 32, employers’ rights and obligations under employee benefit plans, and non-financial assets and liabilities such as advanced payments and income tax payables, are not included.

As of December 31, 2020 (in $ thousands)	Amortized cost	Assets at fair value through profit or loss	Assets at fair value through OCI	Total

(i) Assets as per statement of financial position
Receivables	153,527	—	—	153,527
Derivative financial instruments	—	1,572	—	1,572
Trade receivables	918,438	—	—	918,438
Other investments	579,917	2,629	233,611	816,157
Cash and cash equivalents	278,862	259,020	—	537,882

Total	1,930,744	263,221	233,611	2,427,576

As of December 31, 2020 (in $ thousands)	Liabilities at fair value through profit or loss	Amortized cost	Total

(ii) Liabilities as per statement of financial position
Other liabilities	—	86,070	86,070
Trade payables	—	1,004,216	1,004,216
Derivative financial instruments	6,358	—	6,358
Finance lease liabilities	—	294,103	294,103
Borrowings	—	1,722,893	1,722,893

Total	6,358	3,107,282	3,113,640

As of December 31, 2019 (in $ thousands)	Amortized cost	Assets at fair value through profit or loss	Assets at fair value through OCI	Total

(i) Assets as per statement of financial position
Receivables	406,370	—	—	406,370
Derivative financial instruments	—	1,196	—	1,196
Trade receivables	950,569	—	—	950,569
Other investments	176,470	—	38,803	215,273
Cash and cash equivalents	320,088	199,877	—	519,965

Total	1,853,497	201,073	38,803	2,093,373

As of December 31, 2019 (in $ thousands)	Liabilities at fair value through profit or loss	Amortized cost	Total

(ii) Liabilities as per statement of financial position
Other liabilities	—	88,403	88,403
Trade payables	—	836,204	836,204
Derivative financial instruments	3,024	—	3,024
Finance lease liabilities	—	338,765	338,765
Borrowings	—	2,188,674	2,188,674

Total	3,024	3,452,046	3,455,070
28.    FINANCIAL RISK MANAGEMENT (continued)
Fair Value by Hierarchy
Following the requirements contained in IFRS 13, Ternium categorizes each class of financial instrument measured at fair value in the statement of financial position into three levels, depending on the significance of the judgment associated with the inputs used in making the fair value measurements:
–Level 1 comprises financial assets and financial liabilities whose fair values have been determined on the basis of quoted prices (unadjusted) in active markets for identical assets or liabilities.
–Level 2 includes financial assets and financial liabilities for which fair values have been estimated using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).
–Level 3 comprises financial instruments for which inputs to estimate fair value of the assets or liabilities are not based on observable market data (unobservable inputs).
The following table presents the assets and liabilities that are measured at fair value as of December 31, 2020 and 2019:

	Fair value measurement as of December 31, 2020 (in $ thousands):
Description	Total	Level 1	Level 2	Level 3 (*)

Financial assets at fair value through profit or loss / OCI
Cash and cash equivalents	259,020	259,020	—	—
Other investments	236,240	233,611	—	2,629
Derivative financial instruments	1,572	—	1,572	—

Total assets	496,832	492,631	1,572	2,629

Financial liabilities at fair value through profit or loss / OCI
Derivative financial instruments	6,358	—	6,358	—

Total liabilities	6,358	—	6,358	—

	Fair value measurement as of December 31, 2019 (in $ thousands):
Description	Total	Level 1	Level 2	Level 3

Financial assets at fair value through profit or loss / OCI
Cash and cash equivalents	199,877	199,877	—	—
Other investments	38,803	38,803	—	—
Derivative financial instruments	1,196	—	1,196	—

Total assets	239,876	238,680	1,196	—

Financial liabilities at fair value through profit or loss / OCI
Derivative financial instruments	3,024	—	3,024	—

Total liabilities	3,024	—	3,024	—
(*) The fair value of financial instruments classified as level 3 is not obtained from observable market information, but from measurements of the asset portfolio at market value provided by the fund manager. The evolution of such instruments during the year ended December 31, 2020, corresponds to the initial investment and to the changes in its fair value.
28.    FINANCIAL RISK MANAGEMENT (continued)
There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy and there were no transfers from Level 1 and Level 2 to Level 3.
The fair value of financial instruments traded in active markets is based on quoted market prices at the reporting date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by Ternium is the current mid price. These instruments are included in Level 1 and comprise primarily corporate and sovereign debt securities.
The fair value of financial instruments that are not traded in an active market (such as certain debt securities, certificates of deposits with original maturity of more than three months, forward and interest rate derivative instruments) is determined by using valuation techniques which maximize the use of observable market data when available and rely as little as possible on entity specific estimates. If all significant inputs required to value an instrument are observable, the instrument is included in Level 2. Ternium values its assets and liabilities included in this level using mid prices, interest rate curves, broker quotations, current exchange rates and forward rates volatilities obtained from market contributors as of the valuation date.
If one or more of the significant inputs are not based on observable market data, the instruments are included in Level 3. Ternium values its assets and liabilities in this level using observable market inputs, information provided by fund managers and management assumptions which reflect the Company’s best estimate on how market participants would price the asset or liability at measurement date.
3)    Accounting for derivative financial instruments and hedging activities
Derivative financial instruments are initially recognized in the statement of financial position at cost and subsequently measured at fair value. Changes in fair value are disclosed under “Other financial income (expenses), net” line item in the income statement. Ternium does not hedge its net investments in foreign entities.
Ternium designates certain derivatives as hedges of a particular risk associated with a recognized asset or liability or a highly probable forecast transaction. These transactions are classified as cash flow hedges (mainly interest rate swaps). The effective portion of the fair value of derivatives that are designated and qualify as cash flow hedges is recognized within other comprehensive income. Amounts accumulated in other comprehensive income are recognized in the income statement in the same period than any offsetting losses and gains on the hedged item. The gain or loss relating to the ineffective portion is recognized immediately in the income statement. The fair value of Ternium derivative financial instruments (asset or liability) continues to be reflected on the statement of financial position.
For transactions designated and qualifying for hedge accounting, Ternium documents at inception the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. The Company also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. At December 31, 2020, the effective portion of designated cash flow hedges amounts to $(0.2) million (net of taxes) and is included as “Cash flow hedges” line item in the statement of comprehensive income.
28.    FINANCIAL RISK MANAGEMENT (continued)
The fair values of various derivative instruments used for hedging purposes are disclosed in Note 21. The full fair value of a hedging derivative is classified as a non-current asset or liability when the remaining maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months.
Changes in the fair value of any derivative instruments that do not qualify for hedge accounting under IAS 39 are recognized immediately in the income statement.
4)    Fair value estimation
The estimated fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.
For the purpose of estimating the fair value of financial assets and liabilities with maturities of less than one year, the Company uses the market value less any estimated credit adjustments. For other investments, the Company uses quoted market prices.
As most borrowings incorporate floating rates that approximate market rates and the contractual repricing occurs mostly every one month, the fair value of the borrowings approximates their carrying amount and it is not disclosed separately.
In assessing the fair value of derivatives and other financial instruments, Ternium uses a variety of methods, including, but not limited to, estimated discounted value of future cash flows using assumptions based on market conditions existing at each year end.